Exhibit 99.5

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED NOVEMBER 26, 2024 AND THE ACCOMPANYING BASE PROSPECTUS AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING BASE PROSPECTUS ARE AVAILABLE ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV OR UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC, THE SUBSCRIPTION INFORMATION AGENT, BY CALLING (888) 789-8409.

RUMBLEON, INC.
SHARES OF CLASS B COMMON STOCK SUBSCRIBED FOR UPON
EXERCISE OF SUBSCRIPTION RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a custodian bank, broker, dealer, or other nominee holder of subscription rights (the “Subscription Rights”) to purchase shares of Class B common stock, par value $0.001 (the “Class B common stock”) of RumbleOn, Inc. (the “Company”), with each Subscription Right entitling the holder to purchase 0.0677 shares of Class B common stock, rounded down to the nearest whole share, at a subscription price of $4.18 per whole share of Class B common stock (the “Subscription Price”), pursuant to the rights offering described in the Company’s prospectus supplement dated November 26, 2024 and the accompanying base prospectus (as amended from time to time, together, the “Prospectus”), hereby certifies to the Company and Broadridge Corporate Issuer Solutions, LLC, as Subscription and Information Agent for the rights offering, that the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), Subscription Rights for the number of shares of Class B common stock specified below pursuant to the exercise of Subscription Rights, listing below a number of shares of Class B common stock corresponding to such beneficial owners’ exercised Subscription Rights:

NUMBER OF ELIGIBLE SHARES OWNED ON RECORD DATE	NUMBER OF SHARES OF CLASS B COMMON STOCK SUBSCRIBED FOR PURSUANT TO SUBSCRIPTION RIGHT
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2.
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5.

Name of Custodian Bank, Broker, Dealer, or Other Nominee:

By:
Authorized Signature

Name:
(Please print or type)

Title:
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Provide the following information if applicable:

Depository Trust Company (“DTC”) Participant Number

Participant:

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

DTC Subscription Confirmation Number(s)